EXHIBIT 10.1
EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of February 27, 2015, among Summit Hotel OP, LP (the “Borrower”), Deutsche Bank AG New York Branch, as administrative agent (the “Administrative Agent”), and the financial institutions party to the Credit Agreement referred to below (collectively, the “Lender Parties”).

PRELIMINARY STATEMENTS:

(1)           The Borrower, Summit Hotel Properties, Inc. (the “Parent Guarantor”), the other guarantors named therein, Administrative Agent, and the Lender Parties have entered into that certain Credit Agreement dated as of October 10, 2013 (the “Credit Agreement”).  Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2)           The Borrower, the Parent Guarantor and the other guarantors are contemplating entering into a new term loan facility on or about the date hereof (the “Term Loan”).

(3)           The Borrower, the Administrative Agent and the Lenders have agreed to amend the Credit Agreement on the terms and subject to the conditions hereinafter set forth.

SECTION 1.                      Amendments to Credit Agreement.  The Credit Agreement is, upon the occurrence of the First Amendment Effective Date (as defined in Section 5 below), hereby amended as follows:

(a)           The following definitions in Section 1.01 of the Credit Agreement are hereby amended as set forth below:

i.	The reference to “3.5%” in the definition of “Deemed Management Fee” is deleted and replaced with “3.0%”.

ii.
The following provision is added to the definition of “Negative Pledge” immediately prior to the period: “; provided, however, that (a) an agreement that conditions a Person’s ability to encumber its assets upon the maintenance of one or more specified ratios that limit such Person’s ability to encumber its assets but that do not generally prohibit the encumbrance of its assets, or the encumbrance of specific assets, shall not constitute a Negative Pledge, and (b) a provision in any agreement governing unsecured Indebtedness generally prohibiting the encumbrance of assets shall not constitute a Negative Pledge so long as such provision is generally consistent with a comparable provision of the Loan Documents”.

iii.
The definition of “Permitted Recourse Debt” is amended by (a) deleting the words “(exclusive of Indebtedness of any Subsidiary of the Parent Guarantor that directly or indirectly holds the fee or leasehold interest in any Unencumbered Asset)”, and (b) inserting the words “provided that the aggregate principal amount of any such Unsecured Indebtedness that has a scheduled maturity date or commitment termination date prior to the one year anniversary of the latest Termination Date under the Credit Agreement (taking into account any extensions thereof) shall in no event exceed $125,000,000,” after the words “set forth in Section 5.04(b),” in clause (a) thereof.

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iv.	The definition of “Recourse Debt” is amended by deleting the word “Borrower” and replacing it with the words “Parent Guarantor”.

v.
Clause (b) of the definition of “Total Asset Value” is amended by inserting “(i)” immediately after the “(b)” and inserting the following immediately after the words “clause (a) above”: “and (ii) the gross book value of any Investments consisting of loans, advances and extensions of credit to any Person permitted under 5.02(f)(iv)(C)”.

vi.	The following words are deleted from clause (a) of the definition of “Unencumbered Asset Pool Conditions”: “that has been in operation for at least one year”.

vii.
Clause (j)(2)(y)(ii) of the definition of “Unencumbered Asset Pool Conditions” is amended by inserting the following immediately after the words “dispose of such assets”:  “(provided that any restrictions of the type described in the proviso in the definition of “Negative Pledge” shall not be deemed to cause a failure to satisfy the conditions set forth in (y)(i) and (ii) above)”.

(b)           Section 5.02(a)(vii) of the Credit Agreement is hereby amended by deleting the clause “, provided that no such Lien shall extend to or cover any Unencumbered Asset” at the end thereof.

(c)           Section 5.02(b)(iii)(E) of the Credit Agreement is hereby amended by deleting the phrase “other than Unencumbered Assets”.

(d)           Section 5.02(f)(iv) of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (A) thereof, (ii) replacing the semicolon and the end of clause (B) thereof with “, and” and (iii) inserting the following new clause (C) immediately following clause (B) thereof:

“(C) Loans, advances and extensions of credit (including, without limitation, mezzanine loans) to any Person so long as the aggregate amount of such Investments does not at any time exceed 5% of Total Asset Value at such time;”

(e)           Section 5.02(m) of the Credit Agreement is hereby amended by (i) (x) deleting the words “agreement prohibiting or conditioning the creation or assumption of any Lien” and (y) replacing them with the words “Negative Pledge”, (ii) deleting the following words “(including, without limitation, Unencumbered Assets)” and (iii) inserting the following immediately after the words “otherwise permitted by the Loan Documents” appearing at the end of clause (A) thereof:  “(provided further that any restriction of the type described in the proviso in the definition of “Negative Pledge” shall not be deemed to violate the foregoing restriction)”.

(f)           The following schedules to the Credit Agreement are hereby deleted in their entirety and replaced with the corresponding numbered schedules attached hereto: Schedule 4.01(b), Schedule 4.01(n), Schedule 4.01(o) and Schedule 4.01(p) Parts I, II, III and IV.

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SECTION 2.                      Technical Corrections to Credit Agreement.  The Credit Agreement is, upon the occurrence of the First Amendment Effective Date (as defined in Section 4 below), hereby amended as follows:

(a)           Section 3.01(a)(iii)(H) of the Credit Agreement is hereby deleted in its entirety.

(b)           Section 5.01(j) of the Credit Agreement is hereby amended by (i) deleting the phrase “and each direct and indirect parent of such Subsidiary (if it has not already done so)” and (ii) deleting the reference to “Exhibit C” and replacing it with a reference to “Exhibit D”.

SECTION 3.                      Representations and Warranties.  The Borrower hereby represents and warrants that the representations and warranties contained in each of the Loan Documents (as amended or supplemented to date, including pursuant to this Amendment) are true and correct on and as of the First Amendment Effective Date (defined below), before and after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to an earlier date, in which case as of such earlier date).

SECTION 4.                      Covenants.  The Term Loan documentation shall be in form and substance satisfactory to the Administrative Agent and upon execution, the Borrower shall promptly deliver to the Administrative Agent an executed copy thereof.

SECTION 5.                      Conditions of Effectiveness.

This Amendment shall become effective as of the first date (the “First Amendment Effective Date”) on which, and only if, each of the following conditions precedent shall have been satisfied:

(a)           The Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent:

(i)           (x) counterparts of this Amendment executed by the Borrower, the Administrative Agent and all Lenders, or, as to any of such Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment, and (y) the consent attached hereto (the “Consent”) executed by each of the Guarantors.

(ii)           A certificate of the Secretary or an Assistant Secretary of (i) the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Amendment and (ii) each Guarantor certifying the names and true signatures of the officers of such Guarantor authorized to sign the Consent.

(b)           The representations and warranties set forth in each of the Loan Documents shall be correct in all material respects on and as of the First Amendment Effective Date, before and after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to a specific date other than the First Amendment Effective Date, in which case as of such specific date).

(c)           No event shall have occurred and be continuing, or shall result from the effectiveness of this Amendment, that constitutes a Default or an Event of Default.

The effectiveness of this Amendment is conditioned upon the accuracy of the factual matters described herein.  This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement.

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SECTION 6.                      Reference to and Effect on the Loan Documents.  a)  On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

b)           The Credit Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

c)           The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 7.                      Costs and Expenses.  The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

SECTION 8.                      Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this letter by facsimile or as an attachment to an electronic mail message in .pdf, .jpeg, .TIFF or similar electronic format shall be effective as delivery of a manually executed counterpart of this letter for all purposes.

SECTION 9.                      Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

(Signature pages follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
BORROWER:

SUMMIT HOTEL OP, LP,
a Delaware limited partnership

By:	SUMMIT HOTEL GP, LLC,
a Delaware limited liability company,
its general partner

By:	SUMMIT HOTEL PROPERTIES, INC., a Maryland corporation, its sole member

By:	/s/ Christopher Eng
Name: Christopher Eng
Title: Secretary

(Signatures continued on next page)

Agreed as of the date first above written:

DEUTSCHE BANK AG NEW YORK BRANCH,
as Administrative Agent, Initial Issuing Bank,
Swing Line Bank and Initial Lender

By:          /s/ Murray Mackinnon
Name: Murray Mackinnon
Title: Vice President

By:         /s/ Stephen H. Choe
Name: Stephen H. Choe
Title: Managing Director

(Signatures continued on next page)

BANK OF AMERICA, N.A.,
as a Lender

By:          /s/ John Sletten
Name: John Sletten
Title: Vice President

(Signatures continued on next page)

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:          /s/ James Komperda
Name: James Komperda
Title: Vice President

(Signatures continued on next page)

REGIONS BANK,
as a Lender

By:          /s/ T. Barrett Vawter
Name: T. Barrett Vawter
Title: Vice President

(Signatures continued on next page)

ROYAL BANK OF CANADA,
as a Lender

By:          /s/ Joshua Freedman
Name: Joshua Freedman
Title: Authorized Signatory

(Signatures continued on next page)

[This page intentionally left blank]

RAYMOND JAMES BANK, N.A.,
as a Lender

By:           /s/ James M. Armstrong
Name: James M. Armstrong
Title: Senior Vice President

(Signatures continued on next page)

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:          /s/ Scott C. DeJong
Name: Scott C. DeJong
Title: Vice President

(Signatures continued on next page)

CONSENT

Dated as of February 27, 2015

Each of the undersigned, as a Guarantor under the Guaranty set forth in Article VII of the Credit Agreement dated as of October 10, 2013, in favor of the Lender Parties party to the Credit Agreement referred to in the foregoing First Amendment to Credit Agreement, hereby consents to such First Amendment to Credit Agreement and hereby confirms and agrees that notwithstanding the effectiveness of such First Amendment to Credit Agreement, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.  Without limitation of the foregoing, each Guarantor hereby ratifies the Credit Agreement as amended to date.

SUMMIT HOTEL PROPERTIES, INC.,
a Maryland corporation

By:	/s/ Christopher Eng
Name: Christopher Eng
Title: Secretary

(Signatures continued on next page)

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Summit Hotel TRS 020, LLC	Summit Hospitality I, LLC,
Summit Hotel TRS 021, LLC	a Delaware limited liability company
Summit Hotel TRS 023, LLC
Summit Hotel TRS 028, LLC
Summit Hotel TRS 029, LLC	/s/ Christopher Eng
Summit Hotel TRS 036, LLC	Name: Christopher Eng
Summit Hotel TRS 037, LLC	Title: Secretary
Summit Hotel TRS 039, LLC
Summit Hotel TRS 046, LLC
Summit Hotel TRS 054, LLC
Summit Hotel TRS 055, LLC	Summit Hospitality 22, LLC,
Summit Hotel TRS 056, LLC	a Delaware limited liability company
Summit Hotel TRS 057, LLC
Summit Hotel TRS 060, LLC	/s/ Christopher Eng
Summit Hotel TRS 063, LLC	Name: Christopher Eng
Summit Hotel TRS 066, LLC	Title: Secretary
Summit Hotel TRS 068, LLC
Summit Hotel TRS 069, LLC
Summit Hotel TRS 075, LLC	Summit Hospitality 039, LLC,
Summit Hotel TRS 079, LLC	Delaware limited liability company
Summit Hotel TRS 080, LLC
Summit Hotel TRS 081, LLC
Summit Hotel TRS 082, LLC	/s/ Christopher Eng
Summit Hotel TRS 084, LLC	Name: Christopher Eng
Summit Hotel TRS 088, LLC	Title: Secretary
Summit Hotel TRS 093, LLC
Summit Hotel TRS 094, LLC
Summit Hotel TRS 095, LLC	Summit Hospitality 057, LLC,
Summit Hotel TRS 096, LLC	a Delaware limited liability company
Summit Hotel TRS 097, LLC
Summit Hotel TRS 100, LLC
Summit Hotel TRS 102, LLC	/s/ Christopher Eng
Summit Hotel TRS 104, LLC	Name: Christopher Eng
Summit Hotel TRS 105, LLC	Title: Secretary
Summit Hotel TRS 108, LLC
Summit Hotel TRS 109, LLC
Summit Hospitality 060, LLC,
a Delaware limited liability company

/s/ Christopher Eng
Name: Christopher Eng
Title: Secretary

By:	Summit Hotel TRS, Inc.,	Summit Hospitality 079, LLC,
	a Delaware corporation, the sole	a Delaware limited liability company
member of each of the above referenced
Delaware limited liability companies
/s/ Christopher Eng
Name: Christopher Eng
By:	/s/ Christopher Eng	Title: Secretary
Name: Christopher Eng
Title: Secretary
Summit Hospitality 081, LLC,
a Delaware limited liability company

/s/ Christopher Eng
Name: Christopher Eng
Title: Secretary

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Summit Hospitality 082, LLC,		Summit Hospitality 093, LLC,
a Delaware limited liability company		a Delaware limited liability company

By:	/s/Christopher Eng	By:	/s/ Christopher Eng
	Name: Christopher Eng		Name Name: Christopher Eng
	Title: Secretary		Title Title: Secretary

Summit Hospitality 084, LLC,		Summit Hospitality 100, LLC,
a Delaware limited liability company		a Delaware limited liability company

By:	/s/Christopher Eng	By:	/s/ Christopher Eng
	Name: Christopher Eng		Name: Christopher Eng
	Title: Secretary		Title: Secretary

(Signatures end)

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